UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Stone Harbor Emerging Markets Income Fund

Stone Harbor Emerging Markets Total Income Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.	Amount Previously Paid:

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9.	Date Filed:

STONE HARBOR FUNDS

INBOUND LINE MESSAGING

INBOUND - CLOSED RECORDING

Thank you for calling the Stone Harbor Funds voting line. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 8:00 p.m. Eastern Time. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Stone Harbor Funds voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

Thank you for calling the Stone Harbor Funds voting line. The Joint Shareholder Meeting scheduled for Thursday, January 27, 2022 was held. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your Investment, please contact your Financial Advisor or call the Fund at 1-800-243-1574. Thank you.

    FOR DCP and DA PURPOSES ONLY

Stone Harbor Funds CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line regarding your current investment in the Stone Harbor Funds. Materials were sent to (READ STREET NAME ON REGISTRATION) for the upcoming Joint Special Meeting of Shareholders scheduled to take place on January 27, 2022 and at this time we have not yet received your vote. Do you recall receiving the information?

(Pause for shareholder’s response)

If YES or a positive response from the shareholder:

If you are unable to attend the meeting, I can record your vote by phone. The Board of Trustees have recommended a vote IN FAVOR of the proposals. Woud you like to vote with the Board’s recommendation for all of your accounts?

(Pause for shareholder’s response)

If NO or a negative response from the shareholder:

I would be happy to review the meeting agenda with you and record your vote by phone. However, The Board of Trustees have recommended a vote IN FAVOR of the proposals. Woud you like to vote with the Board’s recommendation for all of your accounts?

(Pause for shareholder’s response)

Shareholder/Third Party requests call back number:

We can be reached toll-free at 1 – 888 – 498- 2627, Monday through Friday between the hours of 10:00 a.m. and 8:00 p.m. Eastern time. Your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

Confirming the vote with the shareholder:

I am recording your vote (recap voting instructions for all nominees/proposals).

Please state your full name.

(Pause for shareholder’s response)

According to our records, you reside in (street address, city, state).

(Pause for shareholder’s response)

For confirmation of this vote please state your zipcode.

(Pause for shareholder’s response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (shareholder’s last name), your vote is important and your time today is appreciated. Thank you and have a good (morning, afternoon, evening).

FOR DCP and DA PURPOSES ONLY	Updated: 11/30/2021

Stone Harbor - 100100 Vote by Mail 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. Vote by Telephone 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 888-498-2627 3. Follow the simple instructions. [FUND NAME] JOINT SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON JANUARY 27, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via audio teleconference on January 27, 2022 at 3:00 p.m. (Eastern Time) (the "Meeting"), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting. A Majority of the Proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDER AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s) if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. PO Box 9206, Canton, MA 02021-9905

Stone Harbor - 100100 FOR AGAINST ABSTAIN    IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OFSHAREHOLDERS TO BE HELD ON JANUARY 27, 2022. The proxy statement for this meeting is available at: www.eproxyaccess.com/stoneharbor2022 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH TRUSTEE NOMINEE AND FOR EACH PROPOSAL. TO VOTE – Mark one circle in blue or black ink as shown in this example: 1. Election of twelve Nominees for Trustee: FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Donald C. Burke (02) Sarah E. Cogan (03) Deborah A. DeCotis (04) F. Ford Drummond (05) Sidney E. Harris (6) John R. Mallin (7) Connie D. McDaniel (8) Philip R. McLoughlin (9) Geraldine M. McNamara (10) R. Keith Walton (11) Brian T. Zino (12) George R. Aylward *To withhold authority to vote for any individual nominee(s) mark the "For All Except" box and write the nominee number(s) on the line provided. FOR AGAINST ABSTAIN 2. Approval of Investment Advisory Agreement with Virtus Alternative Investment Advisers, Inc. 3. Approval of Subadvisory Agreement with Stone Harbor Investment Partners LP 4. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

December 1, 2021

DEAR FELLOW SHAREHOLDER:

I hope you and your family are safe and healthy during this unprecedented time. As a shareholder in Stone Harbor Emerging Markets Income Fund and/or Stone Harbor Emerging Markets Total Income Fund, (“Fund” or collectively the “Funds”) you recently received a proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Joint Special Meeting of Shareholders scheduled to be held on January 27, 2022.

The Meeting relates to the proposed acquisition of Stone Harbor Investment Partners LP (“Stone Harbor”) by Virtus Partners, Inc., a subsidiary of Virtus Investment Partners, Inc. (“Virtus”). In order to ensure that your Fund’s investment program continues uninterrupted, you are being asked to consider and elect twelve Board nominees, approve a new investment advisory agreement and a new subadvisory agreement.

After careful consideration, your Board of Trustees unanimously recommends that shareholders vote FOR each proposal, including FOR all trustee nominees. It is important you exercise your right to vote. Please take a moment to sign, date and mail the enclosed proxy card in the pre-paid envelope or follow the instructions below to vote by internet or telephone.

How does the acquisition affect my investment?

Although it is proposed that the wholly-owned subsidiary of Virtus, Virtus Alternative Investment Advisers, Inc. will serve as the new investment advisor to the Funds and Stone Harbor will serve as the subadvisor, no portfolio management changes are proposed or expected in connection with the acquisition. It is important for you to know that:

•	Your Fund(s) portfolio manager(s) will continue to manage your investments with the same objectives and policies.

•	Your investment(s) will not change, and advisory fee rates will remain the same.

•	You will own the same Fund(s).

These Funds have a unique shareholder base of retail shareholders. You and your fellow shareholders will have a substantial positive impact on the vote if you act early. Please see voting options below:

Vote by Phone by calling 1-888-498-2627 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed proxy card and follow the prompts.
9	Vote by Internet by visiting the internet address on the enclosed proxy card and following the instructions.
C>	Vote by Mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid return envelope.

Lastly, we have retained Di Costa Partners (“DCP”) to assist us with the proxy solicitation process. You may receive a call from a DCP representative who can take your vote over the phone. You can call DCP at 1-888- 498-2627 if you have any questions regarding the proxy.

Thank you in advance for your vote,

PETER J. WILBY

PRESIDENT	SHIP-R1-0122